Summary Prospectus | December 20, 2019
Xtrackers Low Beta High Yield Bond ETF
Ticker: HYDW	Stock Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com, calling 1-855-329-3837 or asking your financial representative. The Prospectus and SAI, both dated December 20, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.
Investment Objective
Xtrackers Low Beta High Yield Bond ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market Low Beta Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.25
Other Expenses	None
Total annual fund operating expenses	0.25
Fee waiver/expense reimbursement	0.05
Total annual fund operating expenses after fee waiver	0.20
The Advisor has contractually agreed through December 19, 2020 to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund from exceeding 0.20% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$75	$136	$313
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of US dollar-denominated high yield corporate bonds that potentially have lower beta to the overall high yield corporate bond market.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in component securities of the Underlying Index.

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The Underlying Index is designed to track the performance of the segment of the US dollar-denominated high yield corporate bond market that exhibits lower overall beta to the broader high yield corporate fixed income market. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. This is accomplished through reviewing the yields of all securities in the eligible universe on a sector basis. Lower yielding bonds tend to exhibit lower beta. If an individual security’s yield is lower than that of its sector’s median yield, it will be eligible for inclusion in the Underlying Index. Currently, the bonds included in the Underlying Index include US dollar-denominated high yield corporate bonds that: (i) have a composite rating calculated from available ratings among at least one of these three rating agencies: Moody’s® Investors Services (“Moody’s”), Standard & Poor’s® Financial Services, LLC (“S&P”) and Fitch, Inc. (“Fitch”) as sub-investment grade; (ii) are from issuers with at least $1 billion outstanding face value; (iii) have at least $400 million of outstanding face value; (iv) have an original maturity date at most 15 years; and (v) have at least one year to maturity (or at least 20 months to maturity for bonds newly added to the Underlying Index). In addition, the Underlying Index may include a substantial number of bonds offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). The Underlying Index is reconstituted and rebalanced on a monthly basis and the fund rebalances and reconstitutes its portfolio in corresponding fashion. The Underlying Index is market capitalization weighted and the percentage weight of any issuer is capped at 3%. The Underlying Index is sponsored by Solactive AG (“Solactive” or “Index Provider”), which is not affiliated with or sponsored by the fund or the Advisor.
As of October 31, 2019, the Underlying Index was comprised of 493 bonds issued by 211 different issuers from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
As of October 31, 2019, a significant percentage of the Underlying Index was comprised of issuers from the United States (89.3%).
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in high yield bonds.
The fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of October 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (20.6%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.
2	Xtrackers Low Beta High Yield Bond ETF
Summary Prospectus    December 20, 2019

High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities; result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund; reduce liquidity for certain investments; and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there might not be any established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.
Low beta risk. Low beta investing entails investing in securities that are less sensitive to changes in the market, and thus are less volatile based on historical market index data. Although the Underlying Index was created to seek lower volatility than the broader high yield corporate fixed income market, there is no guarantee that the Underlying Index’s methodology will be successful in doing so. The Underlying Index may be unsuccessful in creating an index that minimizes volatility, and there is a risk that the fund may experience more than minimum volatility. Securities in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the broader high yield corporate fixed income market, and could be more volatile.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008
3	Xtrackers Low Beta High Yield Bond ETF
Summary Prospectus    December 20, 2019

resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Restricted securities/Rule 144A securities risk. The fund may invest a significant portion of its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not
4	Xtrackers Low Beta High Yield Bond ETF
Summary Prospectus    December 20, 2019

be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
Since the fund commenced operations on January 11, 2018, performance information is not available for a full calendar year.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
5	Xtrackers Low Beta High Yield Bond ETF
Summary Prospectus    December 20, 2019

Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
6	Xtrackers Low Beta High Yield Bond ETF
Summary Prospectus    December 20, 2019    HYDW-SUM